                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK

                            PAR VALUE $.01 PER SHARE

                                       OF

                            NEWPOWER HOLDINGS, INC.
             PURSUANT TO THE OFFER TO PURCHASE, DATED MARCH 1, 2002

                                       BY

                        WINDSOR ACQUISITION CORPORATION

                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                                  CENTRICA PLC

                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, MARCH 28, 2002, WHICH DATE MAY
                                  BE EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                              THE BANK OF NEW YORK

             BY MAIL:                   FACSIMILE TRANSMISSION:         BY HAND OR OVERNIGHT COURIER:
                                    (FOR ELIGIBLE INSTITUTIONS ONLY)
   Tender & Exchange Department              (973) 247-4077              Tender & Exchange Department
          P.O. Box 11248                                                385 Rifle Camp Road, 5th floor
      Church Street Station                                               Receive and Deliver Window
  New York, New York 10286-1248                                            West Paterson, NJ 07424

                                         FOR CONFIRMATION ONLY
                                               TELEPHONE:
                                             (973) 247-4075

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

  THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

I   TO BE COMPLETED BY HOLDERS OF SHARES. SEE INSTRUCTION 2.

------------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF THE SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                               SHARES TENDERED
                APPEAR(S) ON CERTIFICATE(S))                        (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER
                                                                                      OF SHARES            NUMBER
                                                                 CERTIFICATE       REPRESENTED BY         OF SHARES
                                                                NUMBER(S)(1)      CERTIFICATE(S)(1)      TENDERED(2)
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                                TOTAL SHARES
                                                                  TENDERED
------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by Book-Entry Shareholders.
 (2) Unless otherwise indicated, all Shares represented by share certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
  [ ]  CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR MUTILATED. SEE INSTRUCTION 11. NUMBER OF SHARES
       REPRESENTED BY LOST, DESTROYED OR MUTILATED CERTIFICATES:
       -----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

II  TO BE COMPLETED BY HOLDERS OF CLASS A WARRANTS ONLY. SEE INSTRUCTION 12.

------------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF THE SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                         CLASS A WARRANTS DELIVERED
                APPEAR(S) ON CERTIFICATE(S))                        (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER
                                                                                      OF SHARES
                                                                                   REPRESENTED BY          NUMBER
                                                                 CERTIFICATE           WARRANT            OF SHARES
                                                                NUMBER(S)(1)      CERTIFICATE(S)(1)      TENDERED(2)
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                                TOTAL SHARES
                                                                  TENDERED
------------------------------------------------------------------------------------------------------------------------
 (1) The tendering holder of Class A Warrants hereby directs the Depositary to pay an amount equal to $0.05 per Share represented by such Class A Warrant to the Company against delivery by the Company of the Shares issuable upon exercise of the Class A Warrant registered in the name of Purchaser and to deduct such amount from the amount otherwise payable to the tendering holder. Tendering holders of Class A Warrants will not be entitled to payment until the Company delivers Shares in the name of Purchaser.
 (2) Unless otherwise indicated, all Shares represented by Class A Warrants delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used by stockholders of NewPower Holdings, Inc. either if certificates for the Shares (as defined below) are to be forwarded herewith (directly or through delivery of Class A Warrants) or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of the Shares is to be made by Book-Entry Transfer to an account maintained by the Depositary (as defined in the Introduction to the Offer to Purchase) at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 2 of the Offer to Purchase). Holders who deliver Shares by Book-Entry Transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver Shares are referred to herein as "Certificate Stockholders."

     Stockholders whose certificates for the Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution:

   Account Number:

   Transaction Code Number:

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

   Name(s) of Registered Owner(s):

   Window Ticket Number (if any):

   Date of Execution of Notice of Guaranteed Delivery:

   Name of Eligible Institution which Guaranteed Delivery:

   If delivery is by book-entry transfer (provide the following), check box: [ ]

   Account Number:

   Transaction Code Number:

[ ] CHECK HERE IF A CERTIFICATE HAS BEEN LOST OR MUTILATED. SEE INSTRUCTION 11
    OF THIS LETTER OF TRANSMITTAL.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                   PLEASE READ THE INSTRUCTIONS SET FORTH IN
                      THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Windsor Acquisition Corporation, a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Centrica plc, a public limited company organized under the laws of England and Wales ("Centrica"), the above-described shares of Common Stock, par value $.01 per share (the "Shares"), of NewPower Holdings, Inc., a Delaware corporation ("NewPower" or, the "Company"), at $1.05 per Share, subject to possible adjustment as set forth in the Merger Agreement (as defined below), net to the seller in cash, without interest thereon upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 1, 2002 and in this related Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign in whole or in part from time to time to one or more of its affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

     The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of February 22, 2002 (the "Merger Agreement"), by and among Centrica, Purchaser and the Company.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after February 22, 2002 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares, (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions) all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser (including, if Shares are tendered by the delivery of Class A Warrants of the Company (the "Class A Warrants"), the Shares for which such Class A Warrants are exercisable). This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares (including, if Shares are tendered by the delivery of Class A Warrants, the Shares for which such Class A Warrants are exercisable) to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered (including, if Shares are tendered by the delivery of Class A Warrants, the Class A Warrants so delivered) hereby and all Distributions, that the undersigned owns the Shares tendered (including, if Shares are tendered by the delivery of Class A Warrants, the Class A Warrants so delivered) hereby, within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares (including, if Shares are tendered by the delivery of Class A Warrants, the Shares for which such Class A Warrants are exercisable), complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (including, if Shares are tendered by the delivery of Class A Warrants, the Shares for which such Class A Warrants are exercisable) tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares (including, if Shares are tendered by the delivery of Class A Warrants, the Shares for which such Class A Warrants are exercisable) tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that Shares (including, if Shares are tendered by the delivery of Class A Warrants, the Shares for which such Class A Warrants are exercisable) tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after Tuesday, April 30, 2002, subject to the withdrawal rights set forth in Section 4 of the Offer to Purchase.

     The undersigned understands that the valid tender of the Shares (including, if Shares are tendered by the delivery of Class A Warrants, the Shares for which such Class A Warrants are exercisable) pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby (including, if Shares are tendered by the delivery of Class A Warrants, the Shares for which such Class A Warrants are exercisable).

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of the Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of the Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by Book-Entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
------------------------------------------------------------

      To be completed ONLY if the check for the purchase price of the Shares accepted for payment is to be issued in the name of someone other than the undersigned, if certificates for any Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if any Shares tendered hereby and delivered by Book-Entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

 Issue check and/or stock certificates to:

 Name:
 ---------------------------------------------------
                                 (PLEASE PRINT)

 -----------------------------------------------------------
                                 (PLEASE PRINT)
 Address:
 -------------------------------------------------
 -----------------------------------------------------------
                               (INCLUDE ZIP CODE)

 -----------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

 [ ] Credit Shares delivered by Book-Entry transfer and not purchased to the Book-Entry Transfer Facility account.

 -----------------------------------------------------------
                                (ACCOUNT NUMBER)
------------------------------------------------------------

------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
------------------------------------------------------------

      To be completed ONLY if certificates for any Shares not tendered or not accepted for payment and/or the check for the purchase price of any Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of the Shares Tendered."

 Mail check and/or stock certificates to:

 Name:
 ---------------------------------------------------
                                 (PLEASE PRINT)

 -----------------------------------------------------------
                                 (PLEASE PRINT)
 Address:
 -------------------------------------------------
 -----------------------------------------------------------
                               (INCLUDE ZIP CODE)

 -----------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

------------------------------------------------------------

                                   IMPORTANT

                             STOCKHOLDER: SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)
                           (SIGNATURE(S) OF OWNER(S))

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------
                              (SEE INSTRUCTION 5)

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:
                ----------------------------------------------------------------
                                              (SEE SUBSTITUTE FORM W-9)

Dated:                                     , 2002
------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized signature(s):
--------------------------------------------------------------------------------

Name(s):
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Dated:                                     , 2002
------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "Eligible Guarantor Institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders of the Company either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of the Shares is to be made by Book-Entry transfer pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase.

     For a stockholder validly to tender Shares pursuant to the Offer, (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase), and (i) certificates for Shares to be tendered must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) such Shares must be delivered pursuant to the procedures for book-entry transfer described below and in Section 3 of the Offer to Purchase (and the Book-Entry Confirmation of such delivery received by the Depositary, including an Agent's Message if the tendering stockholder has not delivered a Letter of Transmittal) must be received by the Depositary prior to the Expiration Date or (iii) such Shares must be tendered pursuant to the procedures for delivery of Class A Warrants described in Instruction 12 or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

     Stockholders whose certificates for Shares are not immediately available or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

     Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and
(iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a Book-Entry transfer, an Agent's Message in lieu of the Letter of Transmittal, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange is open for business.

     The Notice of Guaranteed Delivery may be delivered by hand to the Depositary or transmitted by telegram, telex, facsimile transmission, mail or a nationally recognized overnight courier to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

     The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant. The signatures on this Letter of Transmittal cover the Shares tendered hereby.

     THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE STOCKHOLDER USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for any Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Shares tendered hereby.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by Book-Entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

     8. BACKUP WITHHOLDING. In order to avoid "backup withholding" of Federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares (including through the delivery of Class A Warrants) in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

     The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     If the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the stockholder or other payee must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. Notwithstanding that the "Certificate of Awaiting Taxpayer Identification Number" is completed, the Depositary will withhold 30% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

     Certain stockholders (including, among others, most corporations and certain foreign individuals and entities) are not subject to backup withholding. Foreign stockholders should complete and sign the main signature form and the appropriate Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Foreign stockholders should consult their tax advisor in order to properly submit the appropriate Form W-8 to the Depositary.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Managers at the addresses and phone numbers set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number set forth below. You may also contact your broker, dealer, commercial bank or trust companies or other nominee for assistance concerning the Offer.

     10. WAIVER OF CONDITIONS. Subject to the Merger Agreement, Purchaser reserves the absolute right in its sole discretion to waive, at any time and from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered. In the Merger Agreement, Purchaser has agreed, among other things, that, it will not, without the prior consent of the Company (unless the Company takes certain actions relating to takeover proposals), waive the Minimum Condition (as defined in the Offer to Purchase), reduce the number of Shares subject to the Offer, reduce the price per Share to be paid pursuant to the Offer except as set forth in the Merger Agreement, modify or add to the Offer Conditions (as defined in the Offer to Purchase), modify or add to the Offer Conditions, except in connection with an adjustment to the Offer Price in accordance with the Merger Agreement, extend the Offer, or change the form of consideration payable in the Offer.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. THE STOCKHOLDER WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE(S). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST, DESTROYED OR STOLEN CERTIFICATES HAVE BEEN FOLLOWED.

     IMPORTANT: TO TENDER SHARES PURSUANT TO THE OFFER THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OR THE TENDERING STOCKHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

     12. CLASS A WARRANTS. If a tender of Shares is being made by delivery of Class A Warrants, the tendering Class A Warrant holder thereby makes all the representations, warranties and agreements about the Class A Warrants that a holder of Shares makes about the Shares. Each such tendering Class A Warrantholder also irrevocably agrees to exercise such Class A Warrants and authorizes and directs the Depositary to pay to the Company on behalf of the tendering Class A Warrantholder an amount equal to $0.05 per Share represented by any Class A Warrant tendered against delivery by the Company to the Depositary of the Shares issuable upon exercise of the Class A Warrant registered in the name of Purchaser and to deduct such amount from the amount otherwise payable in respect of the Shares issuable upon exercise of the Class A Warrant. Like holders of Shares who tender pursuant to procedures for guaranteed delivery, tendering Class A Warrantholders shall not be entitled to receive payment for Shares until the Company delivers to the Depositary such Shares registered in the name of Purchaser. The procedures described below are the only means to tender Shares through the delivery of Class A Warrants.

     To tender Shares through the delivery of certificates representing Class A Warrants pursuant to the Offer, a Class A Warrantholder must submit (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any other required signature guarantees and any other required documents, (b) certificates for the Class A Warrants and (c) a completed form of the Election to Exercise (in the form attached to each Class A Warrant as Exhibit A) for each Class A Warrant executed by the holder of such Class A Warrant and directing that Shares issued on exercise be registered in the name of Purchaser must all be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Holders of Class A Warrants who wish to tender Shares pursuant to the procedures for book entry transfer or guaranteed delivery procedures must first exercise their Class A Warrants for Shares.

                                        PAYOR'S NAME: [               ]
---------------------------------------------------------------------------------------------------------------
                                                                        NAME:
                                      -------------------------------------------------------------------------
                                                                      ADDRESS:
 SUBSTITUTE
 FORM W-9                             -------------------------------------------------------------------------
                                                                 (NUMBER AND STREET)
                                      -------------------------------------------------------------------------
                                      (CITY)                      (STATE)                      (ZIP CODE)
 DEPARTMENT OF THE TREASURY            Check appropriate box:
 INTERNAL REVENUE SERVICE              Individual/Sole Proprietor     [  ] Corporation                 [  ]
                                       Partnership                 [  ]    Other (specify)              [  ]
                                      -------------------------------------------------------------------------
 REQUEST FOR                           PART I. -- Please provide your      SSN:
 TAXPAYER IDENTIFICATION               taxpayer or identification number   ------------------------------------
 NUMBER ("TIN") AND                    in the space at right. If awaiting  or
 CERTIFICATION                         TIN, write "Applied For."           EIN:
                                                                           ------------------------------------
                                      -------------------------------------------------------------------------
                                       PART II. -- For payees exempt from backup withholding. See the enclosed
                                       "Guidelines for Certification of Taxpayer Identification Number on
                                       Substitute Form W-9."
                                      -------------------------------------------------------------------------
                                       PART III. -- CERTIFICATION
                                       Under penalties of perjury, I certify that:
                                       (1) The number shown on this form is my correct Taxpayer Identification
                                           Number;
                                       (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the
                                            IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                                       (3) I am a United States person (including a United States resident alien).
                                      -------------------------------------------------------------------------

                                       CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
                                       However, if after being notified by the IRS that you were subject to backup withholding you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                                       SIGNATURE:
                                       ------------------------------------------------------------------------
                                       DATE:
                                       ------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU DO NOT HAVE
                           A TAXPAYER IDENTIFICATION NUMBER

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a TIN within sixty (60) days, all reportable payments made to me thereafter will be subject to backup withholding until I provide a TIN.


--------------------------------------------------    --------------------------------------------------
                    SIGNATURE                                                DATE

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY
      PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. THE TAXPAYER IDENTIFICATION NUMBER FOR AN INDIVIDUAL IS THE INDIVIDUAL'S SOCIAL SECURITY NUMBER. SOCIAL SECURITY NUMBERS HAVE NINE DIGITS SEPARATED BY TWO HYPHENS: E.G., 000-00-0000. THE TAXPAYER IDENTIFICATION NUMBER FOR AN ENTITY IS THE ENTITY'S EMPLOYER IDENTIFICATION NUMBER. EMPLOYER IDENTIFICATION NUMBERS HAVE NINE DIGITS SEPARATED BY ONE HYPHEN: E.G., 00-0000000. THE TABLE BELOW WILL HELP DETERMINE THE NUMBER TO GIVE THE PAYER.

------------------------------------------------------------
                                          GIVE THE NAME AND
                                           SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:             NUMBER OF--
------------------------------------------------------------
 1.  Individual                          The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor--
        trust (grantor is also trustee)  trustee(1)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under State law
 5.  Sole proprietorship                 The owner(3)
------------------------------------------------------------

------------------------------------------------------------
                                          GIVE THE NAME AND
                                              EMPLOYER
                                           IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:             NUMBER OF--
------------------------------------------------------------
 6.  A valid trust, estate, or pension   The legal entity(4)
     trust
 7.  Corporate                           The corporation
 8.  Association, club, religious,       The organization
     charitable, educational or other
     tax-exempt organization
 9.  Partnership                         The partnership
10.  A broker or registered nominee      The broker or
                                         nominee
11.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show you individual name, by you may also enter your business or "doing business as" name. You may use either your SSN or the sole proprietorship's EIN (if it has one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

     Any questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             D.F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005

                        BANKS AND BROKERS CALL COLLECT:
                                 (212) 269-5550
                           ALL OTHERS CALL TOLL-FREE:
                                 (800) 290-6424

                      THE DEALER MANAGER FOR THE OFFER IS:

                                 MORGAN STANLEY

                       Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-8292

March 1, 2002